TechCare Announces Termination of Proposed Merger with Natur

New York, NY, November 20, 2017 /PRNewswire/ --TechCare Corp. (OTCQB: TECR) (“TechCare”), today announced that the memorandum of understanding between TechCare and Naturalicious Holding B.V. (“Natur”), pursuant to which TechCare was to acquire certain assets, operations and activities of Natur was terminated by mutual agreement of the parties.

Following an extensive examination of the proposed terms of the transaction, TechCare has decided not to proceed with the transaction and to focus on its core technology and products offerings.

“TechCare approached this transaction from a position of strength and viewed the potential combination as an accelerator of existing strategies”, noted Zvi Yemini, Chairman of TechCare. “We remain focused on the further enhancement of our proprietary delivery platform as well as the commercialization of our innovative product offerings”.

About TechCare

TechCare is a technology company engaged in the design, development and commercialization of an innovative delivery platform utilizing vaporization of various natural compounds to enable a wide variety of treatment solutions. Scheduled for launch in Q4/2017, Novokid is a revolutionary anti-lice home treatment device that eliminates lice, super lice and eggs with a simple 10-minute treatment with no rinsing or washing required. Scientifically proven, Novokid is 100% natural and pesticide free, CE approved and FDA pending. Scheduled for launch in Q2/2018, Shine, a unique haircare treatment device, developed with industry experts, rejuvenates hair by returning its natural health, shine, body and luster by cleansing the hair and scalp, and removing residues left over from everyday impurities including pollution, oils and chemical-based haircare products. Additional products utilizing TechCare’s delivery platform, are in development and slated for launch during 2018-9. Those include a dermatology treatment device and a pests-control solution.

Notice Regarding Forward-Looking Statements

This communication contains certain statements that are neither reported financial results nor other historical information and other statements concerning the Company. These statements include financial projections and estimates and their underlying assumptions, statements regarding plans, objectives and expectations with respect to future operations, events, products and services and future performance. Forward-looking statements are generally identified by the words “will”, “expects”, “anticipates”, “believes”, “intends”, “estimates”, “target”, and similar expressions. These and other information and statements contained in this communication constitute forward-looking statements for purposes of applicable securities laws.

Although management of the Company believes that the expectations reflected in the forward looking statements are reasonable, investors and security holders are cautioned that forward looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by the forward-looking information and statements, and the Company cannot guarantee future results, levels of activity, performance or achievements. Factors that could cause actual results to differ materially from those estimated by the forward-looking statements contained in this communication include, but are not limited to: trends in target markets; the Company’s ability to develop new technology and products; effects of competition in the Company’s main markets; challenges to or loss of intellectual property rights; ability to establish and maintain strategic relationships in its major businesses; profitability of the growth strategy; and changes in global, political, economic, business, competitive, market and regulatory forces. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of such forward-looking statements. The forward-looking statements contained in this communication speak only as of the date of this communication and the Company or its representatives are under no duty, and do not undertake, to update any of the forward-looking statements after this date to conform such statements to actual results, to reflect the occurrence of anticipated results or otherwise except as otherwise required by applicable law or regulations.

Contact

Shlomi Arbel, CEO

shlomi@techcareltd.com